               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549




                          FORM 8-K



     CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

            THE SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported): February 6, 1995




                     PACIFIC TELECOM, INC.

      (Exact name of registrant as specified in Charter)

    State of Washington          0-873        91-0644974
(State or other jurisdiction  (Commission    (IRS Employer
    of incorporation)          File No.)   Identification No.)



      805 Broadway
  Vancouver, Washington
   (Address of principal               98668-8701
    executive offices)                 (Zip Code)





Registrant's telephone number, including area code: (360)905-5800




                             No Change
(Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS
         Pacific Telecom, Inc. (Company) reports that litigation brought by certain minority shareholders of the Company, in connection with the pending offer of PacifiCorp Holdings, Inc. (Holdings), to acquire the outstanding minority interest in the Company, has been dismissed. See Item 5. of Current Reports on Form 8-K dated
November 2, 1994 and December 9, 1994.

         The civil action, styled Werboff v. Robinson, et al., was
                                  ___________________________
filed in November of 1994 in the Superior Court of Washington for Clark County. The suit named the Company and the members of the Company's Board of Directors, among others, as defendants. Plaintiffs had sought certification of the case as a class action and further had sought an injunction against the proposed Holdings merger or, in the alternative, an award of damages in an unspecified amount, were the proposed transaction to close. The action was dismissed as prematurely filed.




                             SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               PACIFIC TELECOM, INC.
                               (Registrant)




Date:  February 6, 1995        By   /s/James H. Huesgen
                                  ____________________________
                                       James H. Huesgen
                                  Executive Vice President and
                                     Chief Financial Officer





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